Exhibit 21

Subsidiaries of Omega Healthcare Investors, Inc.

1.	Arizona Lessor - Infinia, Inc.
2.	Baldwin Health Center, Inc.
3.	Bayside Alabama Healthcare Second, Inc.
4.	Bayside Arizona Healthcare Associates, Inc.
5.	Bayside Arizona Healthcare Second, Inc.
6.	Bayside Colorado Healthcare Associates, Inc.
7.	Bayside Colorado Healthcare Second, Inc.
8.	Bayside Indiana Healthcare Associates, Inc.
9.	Bayside Street II, Inc.
10.	Bayside Street, Inc.
11.	Canton Health Care Land, Inc.
12.	Carnegie Gardens LLC
13.	Center Healthcare Associates, Inc.
14.	Cherry Street – Skilled Nursing, Inc.
15.	CHR Bartow LLC
16.	CHR Boca Raton LLC
17.	CHR Bradenton LLC
18.	CHR Cape Coral LLC
19.	CHR Clearwater Highland LLC
20.	CHR Clearwater LLC
21.	CHR Deland East LLC
22.	CHR Deland West LLC
23.	CHR Fort Myers LLC
24.	CHR Fort Walton Beach LLC
25.	CHR Gulfport LLC
26.	CHR Hudson LLC
27.	CHR Lake Wales LLC
28.	CHR Lakeland LLC
29.	CHR Panama City LLC
30.	CHR Pompano Beach Broward LLC
31.	CHR Pompano Beach LLC
32.	CHR Sanford LLC
33.	CHR Sarasota LLC
34.	CHR Spring Hill LLC
35.	CHR St. Pete Abbey LLC
36.	CHR St. Pete Bay LLC
37.	CHR St. Pete Egret LLC
38.	CHR Tampa Carrollwood LLC
39.	CHR Tampa LLC
40.	CHR Tarpon Springs LLC
41.	CHR Titusville LLC
42.	CHR West Palm Beach LLC

43.	Colonial Gardens, LLC
44.	Colorado Lessor - Conifer, Inc.
45.	Copley Health Center, Inc.
46.	CSE Albany LLC
47.	CSE Amarillo LLC
48.	CSE Anchorage LLC
49.	CSE Arden L.P.
50.	CSE Augusta LLC
51.	CSE Bedford LLC
52.	CSE Blountville LLC
53.	CSE Bolivar LLC
54.	CSE Cambridge LLC
55.	CSE Cambridge Realty LLC
56.	CSE Camden LLC
57.	CSE Canton LLC
58.	CSE Casablanca Holdings II LLC
59.	CSE Casablanca Holdings LLC
60.	CSE Cedar Rapids LLC
61.	CSE Centennial Village
62.	CSE Chelmsford LLC
63.	CSE Chesterton LLC
64.	CSE Claremont LLC
65.	CSE Corpus North LLC
66.	CSE Crane LLC
67.	CSE Denver Iliff LLC
68.	CSE Denver LLC
69.	CSE Douglas LLC
70.	CSE Dumas LLC
71.	CSE Elkton LLC
72.	CSE Elkton Realty LLC
73.	CSE Fairhaven LLC
74.	CSE Fort Wayne LLC
75.	CSE Frankston LLC
76.	CSE Georgetown LLC
77.	CSE Green Bay LLC
78.	CSE Hilliard LLC
79.	CSE Huntingdon LLC
80.	CSE Huntsville LLC
81.	CSE Indianapolis-Continental LLC
82.	CSE Indianapolis-Greenbriar LLC
83.	CSE Jacinto City LLC
84.	CSE Jefferson City LLC
85.	CSE Jeffersonville-Hillcrest Center LLC
86.	CSE Jeffersonville-Jennings House LLC
87.	CSE Kerrville LLC

88.	CSE King L.P.
89.	CSE Kingsport LLC
90.	CSE Knightdale L.P.
91.	CSE Lake City LLC
92.	CSE Lake Worth LLC
93.	CSE Lakewood LLC
94.	CSE Las Vegas LLC
95.	CSE Lawrenceburg LLC
96.	CSE Lenoir L.P.
97.	CSE Lexington Park LLC
98.	CSE Lexington Park Realty LLC
99.	CSE Ligonier LLC
100.	CSE Live Oak LLC
101.	CSE Logansport LLC
102.	CSE Lowell LLC
103.	CSE Marianna Holdings LLC
104.	CSE Memphis LLC
105.	CSE Mobile LLC
106.	CSE Moore LLC
107.	CSE North Carolina Holdings I LLC
108.	CSE North Carolina Holdings II LLC
109.	CSE Omro LLC
110.	CSE Orange Park LLC
111.	CSE Orlando-Pinar Terrace Manor LLC
112.	CSE Orlando-Terra Vista Rehab LLC
113.	CSE Pennsylvania Holdings
114.	CSE Piggott LLC
115.	CSE Pilot Point LLC
116.	CSE Pine View LLC
117.	CSE Ponca City LLC
118.	CSE Port St. Lucie LLC
119.	CSE Richmond LLC
120.	CSE Ripley LLC
121.	CSE Ripon LLC
122.	CSE Safford LLC
123.	CSE Salina LLC
124.	CSE Seminole LLC
125.	CSE Shawnee LLC
126.	CSE Spring Branch LLC
127.	CSE Stillwater LLC
128.	CSE Taylorsville LLC
129.	CSE Texarkana LLC
130.	CSE Texas City LLC
131.	CSE The Village LLC
132.	CSE Upland LLC

133.	CSE Walnut Cove L.P.
134.	CSE West Point LLC
135.	CSE Whitehouse LLC
136.	CSE Williamsport LLC
137.	CSE Winter Haven LLC
138.	CSE Woodfin L.P.
139.	CSE Yorktown LLC
140.	Dallas – Skilled Nursing, Inc.
141.	Delta Investors I, LLC
142.	Delta Investors II, LLC
143.	Desert Lane LLC
144.	Dixie White Nursing Home, Inc.
145.	Dixon Health Care Center, Inc.
146.	Florida Lessor – Crystal Springs, Inc.
147.	Florida Lessor – Emerald, Inc.
148.	Florida Lessor – Lakeland, Inc.
149.	Florida Lessor – Meadowview, Inc.
150.	Florida Real Estate Company, LLC
151.	Georgia Lessor - Bonterra/Parkview, Inc.
152.	Greenbough, LLC
153.	Hanover House, Inc.
154.	Heritage Texarkana Healthcare Associates, Inc.
155.	House of Hanover, Ltd
156.	Hutton I Land, Inc.
157.	Hutton II Land, Inc.
158.	Hutton III Land, Inc.
159.	Indiana Lessor – Jeffersonville, Inc.
160.	Indiana Lessor – Wellington Manor, Inc.
161.	Jefferson Clark, Inc.
162.	LAD I Real Estate Company, LLC
163.	Lake Park – Skilled Nursing, Inc.
164.	Leatherman 90-1, Inc.
165.	Leatherman Partnership 89-1, Inc.
166.	Leatherman Partnership 89-2, Inc.
167.	Long Term Care – Michigan, Inc.
168.	Long Term Care – North Carolina, Inc.
169.	Long Term Care Associates – Illinois, Inc.
170.	Long Term Care Associates – Indiana, Inc.
171.	Long Term Care Associates – Texas, Inc.
172.	Meridian Arms Land, Inc.
173.	North Las Vegas LLC
174.	NRS Ventures, L.L.C.
175.	Ocean Springs Nursing Home, Inc.
176.	OHI (Connecticut), Inc.
177.	OHI (Florida), Inc.

178.	OHI (Illinois), Inc.
179.	OHI (Indiana), Inc.
180.	OHI (Iowa), Inc.
181.	OHI (Kansas), Inc.
182.	OHI Acquisition Co I, LLC
183.	OHI Asset (CA), LLC
184.	OHI Asset (CO), LLC
185.	OHI Asset (CT) DIP, LLC
186.	OHI Asset (CT) Lender, LLC
187.	OHI Asset (FL), LLC
188.	OHI Asset (ID), LLC
189.	OHI Asset (IL), LLC
190.	OHI Asset (IN), LLC
191.	OHI Asset (LA), LLC
192.	OHI Asset (MI/NC), LLC
193.	OHI Asset (MO), LLC
194.	OHI Asset (OH) Lender, LLC
195.	OHI Asset (OH) New Philadelphia, LLC
196.	OHI Asset (OH), LLC
197.	OHI Asset (PA) Trust
198.	OHI Asset (PA), LLC
199.	OHI Asset (SMS) Lender, Inc.
200.	OHI Asset (TX) Paris, LLC
201.	OHI Asset (TX), LLC
202.	OHI Asset CSB LLC
203.	OHI Asset CSE – E, LLC
204.	OHI Asset CSE – U, LLC
205.	OHI Asset Essex (OH), LLC
206.	OHI Asset HUD Delta, LLC
207.	OHI Asset HUD H-F, LLC
208.	OHI Asset II (CA), LLC
209.	OHI Asset II (FL), LLC
210.	OHI Asset II (PA) Trust
211.	OHI Asset III (PA) Trust
212.	OHI Asset IV (PA) Silver Lake Trust
213.	OHI Asset, LLC
214.	OHI of Texas, Inc.
215.	OHI Sunshine, Inc.
216.	OHI Tennessee, Inc.
217.	OHIMA, Inc.
218.	Omega (Kansas), Inc.
219.	Omega TRS I, Inc.
220.	Orange Village Care Center, Inc.
221.	OS Leasing Company
222.	Panama City Nursing Center LLC

223.	Parkview – Skilled Nursing, Inc.
224.	Pavillion North Partners, Inc.
225.	Pavillion North, LLP
226.	Pavillion Nursing Center North, Inc.
227.	Pensacola Real-Estate Holdings I, Inc.
228.	Pensacola Real-Estate Holdings II, Inc.
229.	Pensacola Real-Estate Holdings III, Inc.
230.	Pensacola Real-Estate Holdings IV, Inc.
231.	Pensacola Real-Estate Holdings V, Inc.
232.	Pine Texarkana Healthcare Associates, Inc.
233.	Reunion Texarkana Healthcare Associates, Inc.
234.	San Augustine Healthcare Associates, Inc.
235.	Skilled Nursing – Gaston, Inc.
236.	Skilled Nursing – Herrin, Inc.
237.	Skilled Nursing – Hicksville, Inc.
238.	Skilled Nursing – Paris, Inc.
239.	Skyler Boyington, Inc.
240.	Skyler Florida, Inc.
241.	Skyler Maitland LLC
242.	Skyler Pensacola, Inc.
243.	South Athens Healthcare Associates, Inc.
244.	St. Mary’s Properties, Inc.
245.	Sterling Acquisition Corp.
246.	Sterling Acquisition Corp. II
247.	Suwanee, LLC
248.	Texas Lessor – Stonegate GP, Inc.
249.	Texas Lessor – Stonegate, Limited, Inc.
250.	Texas Lessor – Stonegate, LP
251.	Texas Lessor – Treemont, Inc.
252.	The Suburban Pavilion, Inc.
253.	Washington Lessor – Silverdale, Inc.
254.	Waxahachie Healthcare Associates, Inc.
255.	West Athens Healthcare Associates, Inc.
256.	Wilcare, LLC